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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                  JULY 18, 2008
                                  -------------
              Date of Report (Date of the earliest event reported)


                             SIMULATIONS PLUS, INC.
                             ----------------------
              Exact name of registrant as specified in its charter


     CALIFORNIA                      001-32046                   95-4595609
     ----------                      ---------                   ----------
State of Incorporation        Commission File Number            IRS Employer
                                                           Identification Number

            42505 10TH STREET WEST, LANCASTER, CALIFORNIA 93534-7059
            --------------------------------------------------------
           Address of principal executive offices, including zip code

                                  661-723-7723
                                  ------------
               Registrant's telephone number, including area code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Security Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 8.01         OTHER EVENTS

         On July 18, 2008, Simulations Plus, Inc., a California corporation (the "Company"), issued a press release explaining its position on auction rate securities. A copy of the press release is attached hereto as Exhibit 99.1.

         This report on Form 8-K (the "Report"), including the disclosures set forth herein, contains certain forward-looking statements that involve substantial risks and uncertainties. When used herein, the terms "anticipates," "expects," "estimates," "believes" and similar expressions, as they relate to us or our management, are intended to identify such forward-looking statements. Forward-looking statements in this Report or hereafter, including in other publicly available documents filed with the Securities and Exchange Commission (the "Commission"), reports to the stockholders of Simulations Plus, Inc., a California corporation (the "Company" or "us," "our" or "we") and other publicly available statements issued or released by us involve known and unknown risks, uncertainties and other factors which could cause our actual results, performance (financial or operating) or achievements to differ from the future results, performance (financial or operating) or achievements expressed or implied by such forward-looking statements. Such future results are based upon management's best estimates based upon current conditions and the most recent results of operations. These risks include, but are not limited to, the risks set forth herein and in such other documents filed with the Commission, each of which could adversely affect our business and the accuracy of the forward-looking statements contained herein. Our actual results, performance or achievements may differ materially from those expressed or implied by such forward-looking statements.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

99.1     Press release dated July 18, 2008.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   SIMULATIONS PLUS, INC.



Dated: July 18, 2008                               By: /s/ Momoko Beran
                                                       -------------------------
                                                       Momoko Beran
                                                       Chief Financial Officer

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                                  EXHIBIT INDEX
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Exhibit Number             Description
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99.1                       Press release dated July 18, 2008